Net financial income (loss) - Disclosure of Net Financial Income (loss) (Details) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Disclosure of financial instruments by type of interest rate [line items]
Interest income on cash and cash equivalents	€ 985	€ 2,629	€ 1,217
Foreign exchange gains	1,107	5,220	785
Total financial income	2,092	7,849	2,002
Interest cost	(10,265)	(7,916)	(7,779)
Net impact of accretion, discounting and catch-up on EIB loan	(480)	2,832	285
Lease debt interests	(130)	(170)	(203)
Other financial expense	(16)	0	0
Losses on fair value variation	0	0	(4,230)
Foreign exchange losses	(4,341)	(2,235)	(2,877)
Financial expenses	(15,233)	(7,488)	(14,803)
Net financial income (loss)	(13,141)	€ 361	€ (12,801)
Royalty Financing
Disclosure of financial instruments by type of interest rate [line items]
Interest cost	€ (1,500)